Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended June 30, 2022

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 10

III.	Segment Results
	- North America Commercial P&C Insurance	11
	- North America Personal P&C Insurance	12
	- North America Agricultural Insurance	13
	- Overseas General Insurance	14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24 - 25
	- Debt and Capital	26
	- Computation of Basic and Diluted Earnings Per Share	27
	- Book Value and Book Value per Common Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29 - 35
	- Glossary	36

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended June 30			Constant $	Constant $	Six months ended June 30			Constant $	Constant $
	2022	2021	% Change	2021	% Change	2022	2021	% Change	2021	% Change
Gross premiums written	$13,047	$11,860	10.0%	$11,660	11.9%	$24,551	$22,405	9.6%	$22,032	11.4%
Net premiums written	$10,302	$9,546	7.9%	$9,368	10.0%	$19,501	$18,208	7.1%	$17,879	9.1%
P&C net premiums written	$9,731	$8,931	9.0%	$8,769	11.0%	$18,344	$16,973	8.1%	$16,673	10.0%
Global P&C net premiums written	$8,993	$8,419	6.8%	$8,257	8.9%	$17,544	$16,278	7.8%	$15,978	9.8%
Net premiums earned	$9,557	$8,813	8.4%	$8,634	10.7%	$18,303	$17,034	7.4%	$16,729	9.4%
Net investment income	$888	$884	0.4%	$879	1.0%	$1,710	$1,747	-2.1%	$1,737	-1.6%
Adjusted net investment income	$950	$945	0.5%	$940	1.1%	$1,851	$1,875	-1.3%	$1,865	-0.7%
P&C underwriting income	$1,441	$1,191	21.1%	$1,152	25.1%	$2,724	$1,813	50.3%	$1,756	55.1%
P&C CAY underwriting income ex Cats	$1,485	$1,203	23.5%	$1,172	26.7%	$2,861	$2,333	22.6%	$2,284	25.3%
Core operating income	$1,787	$1,621	10.3%	$1,587	12.7%	$3,427	$2,763	24.0%	$2,712	26.4%
Net income	$1,215	$2,265	-46.4%			$3,189	$4,565	-30.1%
Operating cash flow	$2,720	$3,122				$5,160	$5,227
P&C combined ratio
Loss and loss expense ratio	58.3%	58.7%				57.4%	61.1%
Policy acquisition cost and administrative expense ratio	25.7%	26.8%				26.8%	27.5%

Combined ratio	84.0%	85.5%				84.2%	88.6%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	57.8%	58.6%				57.1%	57.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.7%	26.8%				26.4%	27.4%

CAY combined ratio ex Cats	83.5%	85.4%				83.5%	85.3%
Global P&C CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	56.3%	57.5%				56.2%	57.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.1%	27.8%				27.3%	28.1%

CAY combined ratio ex Cats	83.4%	85.3%				83.5%	85.3%
ROE	9.0%	15.2%				11.5%	15.3%
Core operating return on tangible equity (ROTE)	18.6%	17.7%				18.0%	15.4%
Core operating return on equity (ROE)	12.4%	11.5%				11.9%	9.9%
Effective tax rate	19.4%	12.3%				16.9%	12.5%
Core operating effective tax rate	17.7%	15.8%				17.3%	15.7%
Diluted earnings per share
Net income	$2.86	$5.06	-43.5%			$7.46	$10.13	-26.4%
Core operating income	$4.20	$3.62	16.0%			$8.01	$6.13	30.7%
Weighted average basic common shares outstanding	421.6	445.1				423.7	447.8
Weighted average diluted common shares outstanding	425.4	448.0				427.7	450.7

			% Change		% Change
	June 30	March 31	2Q-22 vs.	December 31	2Q-22 vs.
	2022	2022	1Q-22	2021	4Q-21
Book value per common share	$123.46	$133.82	-7.7%	$139.99	-11.8%
Tangible book value per common share	$77.71	$87.93	-11.6%	$94.38	-17.7%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

						YTD	YTD	Full Year
Consolidated Statements of Operations	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	2022	2021	2021
Gross premiums written	$13,047	$11,504	$11,320	$13,055	$11,860	$24,551	$22,405	$46,780
Net premiums written	10,302	9,199	9,150	10,510	9,546	19,501	18,208	37,868
Net premiums earned	9,557	8,746	9,321	10,000	8,813	18,303	17,034	36,355
Adjusted losses and loss expenses (1)	5,399	4,786	5,292	6,639	5,003	10,185	10,057	21,988
Realized (gains) losses on crop derivatives	(9)	(1)	—	10	(3)	(10)	(2)	8

Losses and loss expenses	5,408	4,787	5,292	6,629	5,006	10,195	10,059	21,980
Adjusted policy benefits (2)	177	176	199	175	170	353	333	707
Gains (losses) from fair value changes in separate account liabilities	18	31	3	24	(15)	49	(19)	8

Policy benefits	159	145	196	151	185	304	352	699
Policy acquisition costs	1,739	1,737	1,777	1,778	1,698	3,476	3,363	6,918
Administrative expenses	818	778	811	806	775	1,596	1,519	3,136
Adjusted net investment income (3)	950	901	904	940	945	1,851	1,875	3,719
Other (income) expense from private equity partnerships	(48)	(63)	(44)	(55)	(39)	(111)	(80)	(179)
Amortization expense of fair value adjustment on acquired invested assets	(14)	(16)	(17)	(19)	(22)	(30)	(48)	(84)

Net investment income	888	822	843	866	884	1,710	1,747	3,456
Adjusted realized gains (losses) (4)	(513)	100	319	(11)	(36)	(413)	852	1,160
Realized gains (losses) on crop derivatives	9	1	—	(10)	3	10	2	(8)

Net realized gains (losses)	(504)	101	319	(21)	(33)	(403)	854	1,152
Adjusted interest expense (5)	139	137	131	127	127	276	254	512
Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(5)	(5)	(5)	(10)	(10)	(20)

Interest expense	134	132	126	122	122	266	244	492
Gains (losses) from fair value changes in separate account assets	(18)	(31)	(3)	(24)	15	(49)	19	(8)
Net realized gains (losses) related to unconsolidated entities	(138)	267	280	725	710	129	1,129	2,134
Other income (expense) from private equity partnerships	48	63	44	55	39	111	80	179
Other income (expense) - operating	7	11	14	7	13	18	39	60

Other income (expense)	(101)	310	335	763	777	209	1,267	2,365
Amortization expense of purchased intangibles	71	71	71	71	73	142	145	287
Cigna integration expenses	3	—	—	—	—	3	—	—
Income tax expense	293	355	404	218	317	648	655	1,277

Net income	$1,215	$1,974	$2,141	$1,833	$2,265	$3,189	$4,565	$8,539

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.
(3)

Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

						YTD	YTD	Full Year
Chubb Limited P&C Underwriting Results	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	2022	2021	2021
P&C underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$12,437	$10,885	$10,646	$12,409	$11,208	$23,322	$21,098	$44,153
Net premiums written	9,731	8,613	8,517	9,901	8,931	18,344	16,973	35,391
Net premiums earned	9,010	8,195	8,708	9,411	8,208	17,205	15,834	33,953
Adjusted losses and loss expenses	5,251	4,632	5,114	6,460	4,818	9,883	9,674	21,248
Policy acquisition costs	1,588	1,586	1,603	1,610	1,507	3,174	2,993	6,206
Administrative expenses	730	694	725	724	692	1,424	1,354	2,803

P&C underwriting income	$1,441	$1,283	$1,266	$617	$1,191	$2,724	$1,813	$3,696

P&C CAY underwriting income ex Cats	$1,485	$1,376	$1,396	$1,442	$1,203	$2,861	$2,333	$5,171
% Change versus prior year period
Net premiums written	9.0%	7.1%	9.6%	16.9%	15.5%	8.1%	12.6%	13.0%
Net premiums written - Commercial	10.6%	7.9%	12.9%	22.0%	19.9%	9.3%	17.8%	17.7%
Net premiums written - Consumer	4.8%	5.2%	2.2%	4.0%	5.6%	5.0%	1.6%	2.3%
Net premiums earned	9.8%	7.5%	11.8%	15.2%	9.1%	8.7%	7.8%	10.8%
Net premiums written constant $	11.0%	9.0%	9.3%	15.4%	12.7%	10.0%	10.5%	11.5%
Net premiums written - Commercial	12.1%	9.4%	12.5%	20.7%	17.6%	10.9%	15.8%	16.4%
Net premiums written - Consumer	8.0%	7.9%	2.0%	1.8%	2.1%	7.9%	-0.9%	0.5%
Net premiums earned constant $	12.0%	9.1%	11.6%	13.7%	6.3%	10.6%	5.8%	9.4%
P&C combined ratio
Loss and loss expense ratio	58.3%	56.5%	58.7%	68.6%	58.7%	57.4%	61.1%	62.6%
Policy acquisition cost ratio	17.6%	19.3%	18.4%	17.1%	18.4%	18.5%	18.9%	18.3%
Administrative expense ratio	8.1%	8.5%	8.4%	7.7%	8.4%	8.3%	8.6%	8.2%

Combined ratio	84.0%	84.3%	85.5%	93.4%	85.5%	84.2%	88.6%	89.1%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.8%	56.3%	57.0%	60.1%	58.6%	57.1%	57.9%	58.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.7%	27.2%	26.9%	24.7%	26.8%	26.4%	27.4%	26.5%

CAY combined ratio ex Cats	83.5%	83.5%	83.9%	84.8%	85.4%	83.5%	85.3%	84.8%

Other ratios
Net premiums written/gross premiums written	78%	79%	80%	80%	80%	79%	80%	80%
Expense ratio	25.7%	27.8%	26.8%	24.8%	26.8%	26.8%	27.5%	26.5%
Expense ratio excluding A&H	24.1%	26.2%	25.1%	23.1%	25.1%	25.1%	25.7%	24.8%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$—	$8	$12	$8	$—	$(10)	$10
Catastrophe losses - pre-tax	$291	$333	$283	$1,158	$288	$624	$970	$2,411
Favorable prior period development (PPD) - pre-tax	$(247)	$(240)	$(145)	$(321)	$(268)	$(487)	$(460)	$(926)
Impact of catastrophe losses on P&C combined ratio - Unfavorable	3.2%	4.0%	3.2%	12.2%	3.4%	3.6%	6.2%	7.1%
Impact of PPD on P&C combined ratio - Favorable	-2.7%	-3.2%	-1.6%	-3.6%	-3.3%	-2.9%	-2.9%	-2.8%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	0.5%	0.8%	1.6%	8.6%	0.1%	0.7%	3.3%	4.3%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	YTD 2022	YTD 2021	Full Year 2021
Global P&C underwriting income
Gross premiums written	$11,379	$10,569	$10,275	$10,396	$10,502	$21,948	$20,126	$40,797
Net premiums written	8,993	8,551	8,239	8,486	8,419	17,544	16,278	33,003
Net premiums earned	8,437	8,224	8,228	8,073	7,798	16,661	15,314	31,615
Adjusted losses and loss expenses	4,773	4,724	4,706	5,322	4,487	9,497	9,258	19,286
Policy acquisition costs	1,557	1,574	1,579	1,549	1,480	3,131	2,954	6,082
Administrative expenses	728	695	738	720	689	1,423	1,348	2,806

Global P&C underwriting income	$1,379	$1,231	$1,205	$482	$1,142	$2,610	$1,754	$3,441

Global P&C CAY underwriting income ex Cats	$1,402	$1,350	$1,310	$1,292	$1,150	$2,752	$2,264	$4,866
% Change versus prior year period
Net premiums written	6.8%	8.8%	9.5%	13.4%	15.7%	7.8%	12.6%	12.0%
Net premiums written - Commercial	7.7%	10.3%	12.8%	17.8%	20.7%	9.0%	18.1%	16.7%
Net premiums written - Consumer	4.8%	5.2%	2.2%	4.0%	5.6%	5.0%	1.6%	2.3%
Net premiums earned	8.2%	9.4%	11.1%	12.2%	9.1%	8.8%	7.8%	9.7%
Net premiums written constant $	8.9%	10.7%	9.2%	11.7%	12.9%	9.8%	10.4%	10.4%
Net premiums written - Commercial	9.3%	11.9%	12.4%	16.4%	18.2%	10.6%	16.1%	15.2%
Net premiums written - Consumer	8.0%	7.9%	2.0%	1.8%	2.1%	7.9%	-0.9%	0.5%
Net premiums earned constant $	10.5%	11.1%	10.9%	10.5%	6.2%	10.8%	5.6%	8.2%
Combined ratio
Loss and loss expense ratio	56.6%	57.4%	57.2%	65.9%	57.5%	57.0%	60.5%	61.0%
Policy acquisition cost ratio	18.5%	19.1%	19.2%	19.2%	19.0%	18.8%	19.2%	19.2%
Administrative expense ratio	8.6%	8.5%	9.0%	8.9%	8.9%	8.5%	8.8%	8.9%

Combined ratio	83.7%	85.0%	85.4%	94.0%	85.4%	84.3%	88.5%	89.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	56.3%	56.1%	55.8%	56.2%	57.5%	56.2%	57.2%	56.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.1%	27.5%	28.3%	27.9%	27.8%	27.3%	28.1%	28.0%

CAY combined ratio ex Cats	83.4%	83.6%	84.1%	84.1%	85.3%	83.5%	85.3%	84.6%

Other ratios
Net premiums written/gross premiums written	79%	81%	80%	82%	80%	80%	81%	81%
Expense ratio	27.1%	27.6%	28.2%	28.1%	27.9%	27.3%	28.0%	28.1%
Expense ratio excluding A&H	25.4%	26.0%	26.5%	26.4%	26.1%	25.7%	26.4%	26.4%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$—	$10	$12	$8	$—	$(10)	$12
Catastrophe losses - pre-tax	$270	$333	$265	$1,150	$284	$603	$958	$2,373
Favorable prior period development (PPD) - pre-tax	$(247)	$(214)	$(150)	$(328)	$(268)	$(461)	$(458)	$(936)

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	June 30	March 31	December 31
	2022	2022	2021
Assets
Fixed maturities available for sale, at fair value	$82,069	$89,479	$93,108
Fixed maturities held to maturity, at amortized cost	9,532	9,818	10,118
Equity securities, at fair value	2,649	3,596	4,782
Short-term investments, at fair value	3,431	3,407	3,146
Other investments	12,168	11,947	11,169

	109,849	118,247	122,323
Cash	7,122	1,734	1,659
Securities lending collateral	1,658	1,800	1,831
Insurance and reinsurance balances receivable	12,758	11,452	11,322
Reinsurance recoverable on losses and loss expenses	17,777	17,761	17,366
Deferred policy acquisition costs	5,602	5,587	5,513
Value of business acquired	221	231	236
Prepaid reinsurance premiums	3,356	3,068	3,028
Goodwill and other intangible assets	20,317	20,643	20,668
Deferred tax assets	564	333	—
Investments in partially-owned insurance companies	3,002	3,161	3,130
Other assets	13,425	13,973	12,978

Total assets	$195,651	$197,990	$200,054

Liabilities
Unpaid losses and loss expenses	$74,092	$73,844	$72,943
Unearned premiums	20,386	19,586	19,101
Future policy benefits	5,940	5,974	5,947
Insurance and reinsurance balances payable	7,888	7,401	7,243
Securities lending payable	1,658	1,800	1,831
Accounts payable, accrued expenses, and other liabilities	17,927	16,320	16,410
Deferred tax liabilities	—	—	389
Short-term and long-term debt	15,785	16,059	16,168
Trust preferred securities	308	308	308

Total liabilities	143,984	141,292	140,340
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	59,942	60,102	59,364
Accumulated other comprehensive income (loss) (AOCI)	(8,275)	(3,404)	350

Total shareholders’ equity	51,667	56,698	59,714

Total liabilities and shareholders’ equity	$195,651	$197,990	$200,054

Book value per common share	$123.46	$133.82	$139.99
% change over prior quarter	-7.7%	-4.4%	1.7%
Tangible book value per common share	$77.71	$87.93	$94.38
% change over prior quarter	-11.6%	-6.8%	2.7%
Book value per common share, excl. AOCI	$143.24	$141.86	$139.16
% change over prior quarter	1.0%	1.9%	2.8%
Tangible book value per common share, excl. AOCI	$95.31	$94.39	$91.85
% change over prior quarter	1.0%	2.8%	3.9%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

				Constant $	YTD	YTD		Constant $
	2Q-22	2Q-21	% Change	% Change	2022	2021	% Change	% Change
Net premiums written
Commercial multiple peril (1)	$341	$316	8.2%	8.2%	$631	$579	9.0%	9.0%
Commercial casualty	1,773	1,609	10.2%	11.9%	3,610	3,258	10.8%	12.4%
Workers’ compensation	546	546	-0.1%	-0.1%	1,149	1,109	3.6%	3.6%
Financial lines	1,275	1,263	0.9%	2.6%	2,457	2,353	4.4%	6.1%
Surety	172	138	24.1%	24.9%	325	296	9.6%	10.8%
Property and other short-tail lines	1,970	1,740	13.2%	15.8%	3,747	3,334	12.4%	15.1%

Total Commercial P&C lines	6,077	5,612	8.3%	9.9%	11,919	10,929	9.1%	10.7%
Agriculture	738	512	44.0%	44.0%	800	695	15.1%	15.1%
Personal automobile	423	364	16.2%	17.6%	835	751	11.2%	13.2%
Personal homeowners	1,057	1,025	3.2%	4.0%	1,887	1,800	4.9%	5.6%
Personal other	460	464	-0.8%	4.2%	955	932	2.4%	6.4%

Total Personal lines	1,940	1,853	4.7%	6.7%	3,677	3,483	5.6%	7.4%
Total Property and Casualty lines	8,755	7,977	9.8%	11.4%	16,396	15,107	8.5%	10.2%
Global A&H lines (2)	958	951	0.7%	5.3%	1,933	1,933	0.0%	4.0%
Reinsurance lines	262	274	-4.0%	-3.2%	515	481	7.2%	7.9%
Life	327	344	-4.9%	-1.0%	657	687	-4.5%	-0.6%

Total consolidated	$10,302	$9,546	7.9%	10.0%	$19,501	$18,208	7.1%	9.1%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results - Three months ended June 30, 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q2 2022	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$4,665	$1,426	$738	$2,640	$262	$—	$9,731	$571	$10,302
Net premiums earned	4,248	1,271	573	2,696	222	—	9,010	547	9,557
Adjusted losses and loss expenses	2,446	773	478	1,224	139	191	5,251	148	5,399
Adjusted policy benefits	—	—	—	—	—	—	—	177	177
Policy acquisition costs	545	258	31	697	57	—	1,588	151	1,739
Administrative expenses	277	73	2	278	10	90	730	88	818

Underwriting income (loss)	980	167	62	497	16	(281)	1,441	(17)	1,424
Adjusted net investment income	522	64	7	162	76	10	841	109	950
Other income (expense) - operating	—	(1)	—	(3)	(1)	—	(5)	12	7
Amortization expense of purchased intangibles	—	(3)	(6)	(14)	—	(45)	(68)	(3)	(71)

Segment income (loss)	$1,502	$227	$63	$642	$91	$(316)	$2,209	$101	$2,310

Adjusted interest expense						(139)			(139)
Income tax expense						(384)			(384)

Core operating income (loss)						(839)			1,787
Cigna integration expenses, net of $1 million tax benefit						(2)			(2)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $4 million tax benefit						(5)			(5)
Adjusted net realized gains (losses), net of $86 million tax benefit (1)						(565)			(565)

Net income (loss)						$(1,411)			$1,215

Combined ratio	76.9%	86.9%	89.1%	81.6%	92.8%		84.0%
CAY combined ratio ex Cats	80.8%	79.7%	85.4%	86.2%	80.4%		83.5%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2022	Page 7

Chubb Limited

Consolidated Results - Six months ended June 30, 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
YTD 2022	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$8,704	$2,606	$800	$5,719	$515	$—	$18,344	$1,157	$19,501
Net premiums earned	8,362	2,518	544	5,324	457	—	17,205	1,098	18,303
Adjusted losses and loss expenses	4,943	1,486	386	2,613	254	201	9,883	302	10,185
Adjusted policy benefits	—	—	—	—	—	—	—	353	353
Policy acquisition costs	1,118	518	43	1,376	119	—	3,174	302	3,476
Administrative expenses	542	142	1	547	19	173	1,424	172	1,596

Underwriting income (loss)	1,759	372	114	788	65	(374)	2,724	(31)	2,693
Adjusted net investment income	1,011	123	14	309	161	21	1,639	212	1,851
Other income (expense) - operating	(6)	(2)	—	(5)	(1)	(8)	(22)	40	18
Amortization expense of purchased intangibles	—	(5)	(13)	(28)	—	(91)	(137)	(5)	(142)

Segment income (loss)	$2,764	$488	$115	$1,064	$225	$(452)	$4,204	$216	$4,420

Adjusted interest expense						(276)			(276)
Income tax expense						(717)			(717)

Core operating income (loss)						(1,445)			3,427
Cigna integration expenses, net of $1 million tax benefit						(2)			(2)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $6 million tax benefit						(14)			(14)
Adjusted net realized gains (losses), net of $62 million tax benefit (1)						(222)			(222)

Net income (loss)						$(1,683)			$3,189

Combined ratio	79.0%	85.2%	79.0%	85.2%	85.7%		84.2%
CAY combined ratio ex Cats	81.2%	79.7%	84.3%	85.8%	80.1%		83.5%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2022	Page 8

Chubb Limited

Consolidated Results - Three months ended June 30, 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q2 2021	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$4,285	$1,363	$512	$2,497	$274	$—	$8,931	$615	$9,546
Net premiums earned	3,803	1,224	410	2,579	192	—	8,208	605	8,813
Adjusted losses and loss expenses	2,426	676	331	1,186	110	89	4,818	185	5,003
Adjusted policy benefits	—	—	—	—	—	—	—	170	170
Policy acquisition costs	489	245	27	699	47	—	1,507	191	1,698
Administrative expenses	245	67	3	279	10	88	692	83	775

Underwriting income (loss)	643	236	49	415	25	(177)	1,191	(24)	1,167
Adjusted net investment income	535	64	8	149	81	7	844	101	945
Other income (expense) - operating	(14)	5	—	(2)	—	(2)	(13)	26	13
Amortization expense of purchased intangibles	—	(3)	(6)	(13)	—	(50)	(72)	(1)	(73)

Segment income (loss)	$1,164	$302	$51	$549	$106	$(222)	$1,950	$102	$2,052

Adjusted interest expense						(127)			(127)
Income tax expense						(304)			(304)

Core operating income (loss)						(653)			1,621
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $3 million tax benefit						(14)			(14)
Adjusted net realized gains (losses), net of $16 million tax (1)						658			658

Net income (loss)						$(9)			$2,265

Combined ratio	83.1%	80.7%	88.1%	83.9%	86.6%		85.5%
CAY combined ratio ex Cats	82.9%	79.2%	87.1%	88.4%	81.2%		85.4%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2021	Page 9

Chubb Limited

Consolidated Results - Six months ended June 30, 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
YTD 2021	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$7,949	$2,461	$695	$5,387	$481	$—	$16,973	$1,235	$18,208
Net premiums earned	7,477	2,408	520	5,057	372	—	15,834	1,200	17,034
Adjusted losses and loss expenses	4,986	1,495	416	2,449	230	98	9,674	383	10,057
Adjusted policy benefits	—	—	—	—	—	—	—	333	333
Policy acquisition costs	1,003	492	39	1,367	92	—	2,993	370	3,363
Administrative expenses	499	127	6	545	18	159	1,354	165	1,519

Underwriting income (loss)	989	294	59	696	32	(257)	1,813	(51)	1,762
Adjusted net investment income	1,075	129	15	290	151	16	1,676	199	1,875
Other income (expense) - operating	(16)	4	—	(3)	—	(6)	(21)	60	39
Amortization expense of purchased intangibles	—	(6)	(13)	(25)	—	(99)	(143)	(2)	(145)

Segment income (loss)	$2,048	$421	$61	$958	$183	$(346)	$3,325	$206	$3,531

Adjusted interest expense						(254)			(254)
Income tax expense						(514)			(514)

Core operating income (loss)						(1,114)			2,763
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $8 million tax benefit						(30)			(30)
Adjusted net realized gains (losses), net of $149 million tax (1)						1,832			1,832

Net income						$688			$4,565

Combined ratio	86.8%	87.8%	88.7%	86.2%	91.3%		88.6%
CAY combined ratio ex Cats	83.6%	78.9%	86.6%	88.1%	79.6%		85.3%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2021	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	YTD 2022	YTD 2021	Full Year 2021
Gross premiums written	$6,078	$5,132	$5,347	$5,471	$5,456	$11,210	$10,001	$20,819
Net premiums written	4,665	4,039	4,097	4,369	4,285	8,704	7,949	16,415
Net premiums earned	4,248	4,114	4,030	3,954	3,803	8,362	7,477	15,461
Losses and loss expenses	2,446	2,497	2,275	2,754	2,426	4,943	4,986	10,015
Policy acquisition costs	545	573	542	537	489	1,118	1,003	2,082
Administrative expenses	277	265	280	273	245	542	499	1,052

Underwriting income	980	779	933	390	643	1,759	989	2,312
Adjusted net investment income	522	489	496	507	535	1,011	1,075	2,078
Other income (expense) - operating	—	(6)	(7)	(8)	(14)	(6)	(16)	(31)

Segment income	$1,502	$1,262	$1,422	$889	$1,164	$2,764	$2,048	$4,359

CAY underwriting income ex Cats	$817	$752	$724	$705	$652	$1,569	$1,233	$2,662
Combined ratio
Loss and loss expense ratio	57.6%	60.7%	56.4%	69.7%	63.8%	59.1%	66.7%	64.8%
Policy acquisition cost ratio	12.8%	13.9%	13.4%	13.5%	12.9%	13.4%	13.4%	13.4%
Administrative expense ratio	6.5%	6.5%	7.0%	6.9%	6.4%	6.5%	6.7%	6.8%

Combined ratio	76.9%	81.1%	76.8%	90.1%	83.1%	79.0%	86.8%	85.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	61.4%	61.5%	61.6%	62.3%	63.7%	61.5%	63.6%	62.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	19.4%	20.2%	20.4%	20.1%	19.2%	19.7%	20.0%	20.2%

CAY combined ratio ex Cats	80.8%	81.7%	82.0%	82.4%	82.9%	81.2%	83.6%	82.9%

Catastrophe losses - pre-tax	$124	$81	$113	$472	$165	$205	$527	$1,112
Favorable prior period development (PPD) - pre-tax	$(287)	$(108)	$(322)	$(157)	$(156)	$(395)	$(283)	$(762)
% Change versus prior year period
Net premiums written	8.9%	10.2%	10.0%	15.6%	15.2%	9.5%	14.0%	13.4%
Net premiums written - Commercial	8.7%	10.5%	11.0%	16.6%	16.3%	9.6%	15.6%	14.6%
Net premiums written - Consumer	11.6%	4.4%	-12.8%	-3.9%	-8.9%	7.9%	-14.1%	-11.3%
Net premiums earned	11.7%	12.0%	14.0%	14.4%	5.8%	11.8%	7.3%	10.7%
Other ratios
Net premiums written/gross premiums written	77%	79%	77%	80%	79%	78%	79%	79%
Production - Net premiums written
Commercial P&C excluding A&H (1)
Major Accounts & Specialty	$2,743	$2,195	$2,331	$2,485	$2,487	$4,938	$4,491	$9,307
Commercial	1,752	1,677	1,625	1,722	1,646	3,429	3,146	6,493
A&H (Consumer)	170	167	141	162	152	337	312	615

Total	$4,665	$4,039	$4,097	$4,369	$4,285	$8,704	$7,949	$16,415

(1)	Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	YTD 2022	YTD 2021	Full Year 2021
Gross premiums written	$1,626	$1,350	$1,421	$1,480	$1,544	$2,976	$2,819	$5,720
Net premiums written	1,426	1,180	1,241	1,300	1,363	2,606	2,461	5,002
Net premiums earned	1,271	1,247	1,263	1,244	1,224	2,518	2,408	4,915
Losses and loss expenses	773	713	583	846	676	1,486	1,495	2,924
Policy acquisition costs	258	260	255	254	245	518	492	1,001
Administrative expenses	73	69	76	73	67	142	127	276

Underwriting income	167	205	349	71	236	372	294	714
Net investment income	64	59	60	60	64	123	129	249
Other income (expense) - operating	(1)	(1)	(1)	(1)	5	(2)	4	2
Amortization expense of purchased intangibles	(3)	(2)	(2)	(2)	(3)	(5)	(6)	(10)

Segment income	$227	$261	$406	$128	$302	$488	$421	$955

CAY underwriting income ex Cats	$259	$254	$291	$286	$253	$513	$511	$1,088
Combined ratio
Loss and loss expense ratio	60.8%	57.2%	46.1%	68.0%	55.2%	59.0%	62.1%	59.5%
Policy acquisition cost ratio	20.3%	20.8%	20.2%	20.4%	20.0%	20.5%	20.4%	20.4%
Administrative expense ratio	5.8%	5.5%	6.0%	5.9%	5.5%	5.7%	5.3%	5.6%

Combined ratio	86.9%	83.5%	72.3%	94.3%	80.7%	85.2%	87.8%	85.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	53.6%	53.3%	50.8%	50.7%	53.6%	53.4%	53.4%	52.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.1%	26.3%	26.2%	26.3%	25.6%	26.3%	25.5%	25.9%

CAY combined ratio ex Cats	79.7%	79.6%	77.0%	77.0%	79.2%	79.7%	78.9%	77.9%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$—	$—	$—	$7	$—	$(16)	$(16)
Unfavorable (favorable) Catastrophe losses - pre-tax	$95	$100	$(19)	$397	$68	$195	$285	$663
Favorable prior period development (PPD) - pre-tax	$(3)	$(51)	$(39)	$(182)	$(44)	$(54)	$(84)	$(305)
% Change versus prior year period
Net premiums written	4.7%	7.4%	3.3%	1.2%	2.6%	5.9%	1.1%	1.7%
Net premiums earned	3.9%	5.3%	1.6%	1.0%	2.7%	4.6%	0.7%	1.0%
Other ratios
Net premiums written/gross premiums written	88%	87%	87%	88%	88%	88%	87%	87%

NA Personal	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	YTD 2022	YTD 2021	Full Year 2021
Gross premiums written	$1,058	$316	$371	$2,013	$706	$1,374	$972	$3,356
Net premiums written	738	62	278	1,415	512	800	695	2,388
Net premiums earned	573	(29)	480	1,338	410	544	520	2,338
Adjusted losses and loss expenses	478	(92)	408	1,138	331	386	416	1,962
Policy acquisition costs	31	12	24	61	27	43	39	124
Administrative expenses	2	(1)	(13)	4	3	1	6	(3)

Underwriting income	62	52	61	135	49	114	59	255
Net investment income	7	7	7	6	8	14	15	28
Other income (expense) - operating	—	—	(1)	—	—	—	—	(1)
Amortization expense of purchased intangibles	(6)	(7)	(6)	(7)	(6)	(13)	(13)	(26)

Segment income	$63	$52	$61	$134	$51	$115	$61	$256

CAY underwriting income ex Cats	$83	$26	$86	$150	$53	$109	$69	$305
Combined ratio
Loss and loss expense ratio	83.3%	NM	85.1%	85.0%	80.7%	70.9%	80.0%	83.9%
Policy acquisition cost ratio	5.4%	NM	4.9%	4.6%	6.7%	8.0%	7.6%	5.3%
Administrative expense ratio	0.4%	NM	-2.7%	0.3%	0.7%	0.1%	1.1%	-0.1%

Combined ratio	89.1%	NM	87.3%	89.9%	88.1%	79.0%	88.7%	89.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	79.6%	70.6%	78.2%	84.0%	79.7%	77.9%	77.9%	81.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	5.8%	8.9%	3.0%	4.9%	7.4%	6.4%	8.7%	5.3%

CAY combined ratio ex Cats	85.4%	79.5%	81.2%	88.9%	87.1%	84.3%	86.6%	86.8%

Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$(2)	$—	$—	$—	$—	$(2)
Catastrophe losses - pre-tax	$21	$—	$18	$8	$4	$21	$12	$38
Unfavorable (favorable) prior period development (PPD) - pre-tax	$—	$(26)	$5	$7	$—	$(26)	$(2)	$10
% Change versus prior year period
Net premiums written	44.0%	-65.9%	14.6%	43.6%	11.0%	15.1%	12.4%	29.3%
Net premiums earned	39.6%	NM	25.8%	37.9%	8.9%	4.6%	10.5%	28.3%
Other ratios
Net premiums written/gross premiums written	70%	20%	75%	70%	72%	58%	71%	71%

NA Agriculture	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	YTD 2022	YTD 2021	Full Year 2021
Gross premiums written	$3,345	$3,798	$3,320	$3,202	$3,166	$7,143	$6,740	$13,262
Net premiums written	2,640	3,079	2,730	2,596	2,497	5,719	5,387	10,713
Net premiums earned	2,696	2,628	2,720	2,664	2,579	5,324	5,057	10,441
Losses and loss expenses	1,224	1,389	1,207	1,487	1,186	2,613	2,449	5,143
Policy acquisition costs	697	679	729	703	699	1,376	1,367	2,799
Administrative expenses	278	269	267	266	279	547	545	1,078

Underwriting income	497	291	517	208	415	788	696	1,421
Adjusted net investment income	162	147	150	157	149	309	290	597
Other income (expense) - operating	(3)	(2)	3	—	(2)	(5)	(3)	—
Amortization expense of purchased intangibles	(14)	(14)	(12)	(11)	(13)	(28)	(25)	(48)

Segment income	$642	$422	$658	$354	$549	$1,064	$958	$1,970

CAY underwriting income ex Cats	$373	$382	$365	$368	$299	$755	$605	$1,338
Combined ratio
Loss and loss expense ratio	45.4%	52.9%	44.4%	55.8%	46.0%	49.1%	48.4%	49.3%
Policy acquisition cost ratio	25.9%	25.8%	26.8%	26.4%	27.1%	25.8%	27.0%	26.8%
Administrative expense ratio	10.3%	10.2%	9.8%	10.0%	10.8%	10.3%	10.8%	10.3%

Combined ratio	81.6%	88.9%	81.0%	92.2%	83.9%	85.2%	86.2%	86.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	50.0%	49.4%	50.0%	49.8%	50.6%	49.7%	50.3%	50.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	36.2%	36.1%	36.6%	36.4%	37.8%	36.1%	37.8%	37.1%

CAY combined ratio ex Cats	86.2%	85.5%	86.6%	86.2%	88.4%	85.8%	88.1%	87.2%

Catastrophe losses - pre-tax	$49	$151	$80	$188	$40	$200	$90	$358
Favorable prior period development (PPD) - pre-tax	$(173)	$(60)	$(232)	$(28)	$(156)	$(233)	$(181)	$(441)
% Change versus prior year period
Net premiums written	5.7%	6.5%	10.2%	15.9%	23.6%	6.2%	16.6%	14.8%
Net premiums written - Commercial	7.0%	8.6%	15.0%	20.6%	32.4%	7.9%	25.4%	21.4%
Net premiums written - Consumer	3.9%	3.0%	3.2%	9.2%	12.8%	3.4%	5.1%	5.6%
Net premiums earned	4.6%	6.0%	11.2%	13.9%	17.6%	5.3%	12.4%	12.5%
Net premiums written constant $	12.4%	11.9%	9.9%	11.2%	15.0%	12.1%	10.6%	10.6%
Net premiums written - Commercial	13.0%	13.6%	14.3%	16.0%	23.4%	13.3%	18.8%	16.9%
Net premiums written - Consumer	11.6%	9.0%	3.3%	4.5%	4.6%	10.2%	-0.1%	1.8%
Net premiums earned constant $	11.1%	11.0%	11.0%	9.7%	9.1%	11.1%	6.4%	8.4%
Other ratios: Net premiums written/gross premiums written	79%	81%	82%	81%	79%	80%	80%	81%

Production by Region - Net premiums written	2Q-22	2Q-21	% Change	Constant $ % Change	YTD 2022	YTD 2021	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,203	$1,188	1.3%	8.7%	$2,857	$2,739	4.3%	10.4%
Latin America	549	451	21.5%	23.2%	1,154	988	16.8%	20.5%
Asia Pacific	690	652	5.6%	12.5%	1,333	1,255	6.2%	12.6%
Japan	143	162	-11.7%	0.8%	258	286	-9.8%	1.1%
Other (1)	55	44	28.3%	36.8%	117	119	-1.7%	1.7%

Total	$2,640	$2,497	5.7%	12.4%	$5,719	$5,387	6.2%	12.1%

(1)	Includes the company’s international supplemental A&H business of Combined Insurance and other international operations including mainland China.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	YTD 2022	YTD 2021	Full Year 2021
Gross premiums written	$330	$289	$187	$243	$336	$619	$566	$996
Net premiums written	262	253	171	221	274	515	481	873
Net premiums earned	222	235	215	211	192	457	372	798
Losses and loss expenses	139	115	210	192	110	254	230	632
Policy acquisition costs	57	62	53	55	47	119	92	200
Administrative expenses	10	9	8	9	10	19	18	35

Underwriting income (loss)	16	49	(56)	(45)	25	65	32	(69)
Adjusted net investment income	76	85	81	99	81	161	151	331
Other income (expense) - operating	(1)	—	—	—	—	(1)	—	—

Segment income	$91	$134	$25	$54	$106	$225	$183	$262

CAY underwriting income ex Cats	$43	$47	$39	$32	$35	$90	$75	$146
Combined ratio
Loss and loss expense ratio	62.6%	48.8%	97.6%	91.2%	56.8%	55.5%	61.7%	79.2%
Policy acquisition cost ratio	25.6%	26.5%	24.6%	26.0%	24.7%	26.1%	24.8%	25.1%
Administrative expense ratio	4.6%	3.7%	4.0%	4.2%	5.1%	4.1%	4.8%	4.4%

Combined ratio	92.8%	79.0%	126.2%	121.4%	86.6%	85.7%	91.3%	108.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.7%	49.9%	51.3%	52.0%	50.9%	49.8%	49.6%	50.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	30.7%	30.0%	30.3%	31.5%	30.3%	30.3%	30.0%	30.5%

CAY combined ratio ex Cats	80.4%	79.9%	81.6%	83.5%	81.2%	80.1%	79.6%	81.2%

Catastrophe reinstatement premiums collected - pre-tax	$—	$—	$10	$12	$1	$—	$6	$28
Catastrophe losses - pre-tax	$2	$1	$91	$93	$11	$3	$56	$240
Unfavorable (favorable) prior period development (PPD) - pre-tax	$25	$(3)	$14	$(4)	$—	$22	$(7)	$3
% Change versus prior year period
Net premiums written as reported	-4.0%	22.0%	36.9%	22.3%	32.4%	7.2%	13.1%	19.5%
Net premiums earned as reported	15.2%	30.8%	20.6%	23.8%	17.8%	22.7%	6.6%	14.3%
Net premiums written constant $	-3.2%	22.4%	35.9%	20.6%	30.7%	7.9%	11.7%	18.0%
Net premiums earned constant $	17.2%	32.1%	19.9%	21.8%	15.1%	24.4%	4.8%	12.8%
Other ratios
Net premiums written/gross premiums written	80%	87%	91%	91%	81%	83%	85%	88%

Global Reinsurance	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	YTD 2022	YTD 2021	Full Year 2021
Gross premiums written	$610	$619	$674	$646	$652	$1,229	$1,307	$2,627
Net premiums written	571	586	633	609	615	1,157	1,235	2,477
Net premiums earned	547	551	613	589	605	1,098	1,200	2,402
Losses and loss expenses	148	154	178	179	185	302	383	740
Adjusted policy benefits	177	176	199	175	170	353	333	707
Policy acquisition costs	151	151	174	168	191	302	370	712
Administrative expenses	88	84	86	82	83	172	165	333
Net investment income	109	103	106	102	101	212	199	407

Life Insurance underwriting income (1)	92	89	82	87	77	181	148	317
Other income (expense) - operating	12	28	27	19	26	40	60	106
Amortization expense of purchased intangibles	(3)	(2)	(1)	(2)	(1)	(5)	(2)	(5)

Segment income	$101	$115	$108	$104	$102	$216	$206	$418

% Change versus prior year period
Net premiums written	-7.2%	-5.5%	-1.3%	0.0%	-0.7%	-6.4%	-2.3%	-1.5%
Net premiums earned	-9.6%	-7.5%	-4.9%	-1.6%	-0.4%	-8.5%	-3.1%	-3.2%
Net premiums written constant $	-4.9%	-3.5%	-1.0%	-1.4%	-4.0%	-4.2%	-4.3%	-2.8%
Net premiums earned constant $	-7.2%	-5.4%	-4.7%	-3.0%	-3.7%	-6.3%	-5.2%	-4.6%

(1)   We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

				Constant $	YTD	YTD		Constant $
	2Q-22	2Q-21	% Change	% Change	2022	2021	% Change	% Change
International life insurance net premiums written	$308	$324	-4.9%	-0.8%	$617	$648	-4.7%	-0.6%
International life insurance deposits (2)	427	605	-29.3%	-27.5%	984	1,156	-14.9%	-14.1%

Total international life insurance net premiums written and deposits	$735	$929	-20.8%	-18.3%	$1,601	$1,804	-11.2%	-9.3%

International life insurance segment income	$39	$35	12.0%	13.6%	$99	$87	13.7%	13.7%

(2)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	YTD 2022	YTD 2021	Full Year 2021
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses (1)	191	10	431	43	89	201	98	572
Policy acquisition costs	—	—	—	—	—	—	—	—
Administrative expenses	90	83	107	99	88	173	159	365

Underwriting loss	(281)	(93)	(538)	(142)	(177)	(374)	(257)	(937)
Adjusted net investment income	10	11	4	9	7	21	16	29
Other income (expense) - operating	—	(8)	(7)	(3)	(2)	(8)	(6)	(16)
Adjusted interest expense	(139)	(137)	(131)	(127)	(127)	(276)	(254)	(512)
Amortization expense of purchased intangibles	(45)	(46)	(50)	(49)	(50)	(91)	(99)	(198)
Income tax expense	(384)	(333)	(309)	(194)	(304)	(717)	(514)	(1,017)

Core operating loss	(839)	(606)	(1,031)	(506)	(653)	(1,445)	(1,114)	(2,651)
Cigna integration expenses, net of tax	(2)	—	—	—	—	(2)	—	—
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(5)	(9)	(12)	(11)	(14)	(14)	(30)	(53)
Adjusted net realized gains (losses), net of tax	(565)	343	504	687	658	(222)	1,832	3,023

Net income (loss)	$(1,411)	$(272)	$(539)	$170	$(9)	$(1,683)	$688	$319

Unfavorable prior period development (PPD) - pre-tax	$191	$8	$429	$43	$88	$199	$97	$569

(1)	Q2 2022 includes $155 million of net unfavorable PPD for molestation claims related to reviver statute, compared with $68 million prior year.

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2020	$67,811	$14,647	$53,164
Losses and loss expenses incurred	6,467	1,414	5,053
Losses and loss expenses paid	(5,100)	(1,207)	(3,893)	77%
Other (incl. foreign exch. revaluation)	77	6	71

Balance at March 31, 2021	$69,255	$14,860	$54,395
Losses and loss expenses incurred	5,898	892	5,006
Losses and loss expenses paid	(5,100)	(1,107)	(3,993)	80%
Other (incl. foreign exch. revaluation)	236	76	160

Balance at June 30, 2021	$70,289	$14,721	$55,568
Losses and loss expenses incurred	8,492	1,863	6,629
Losses and loss expenses paid	(5,750)	(943)	(4,807)	73%
Other (incl. foreign exch. revaluation)	(400)	(91)	(309)

Balance at September 30, 2021	$72,631	$15,550	$57,081
Losses and loss expenses incurred	7,176	1,884	5,292
Losses and loss expenses paid	(6,292)	(1,101)	(5,191)	98%
Other (incl. foreign exch. revaluation)	(572)	(149)	(423)

Balance at December 31, 2021	$72,943	$16,184	$56,759
Losses and loss expenses incurred	6,260	1,473	4,787
Losses and loss expenses paid	(5,308)	(947)	(4,361)	91%
Other (incl. foreign exch. revaluation)	(51)	(64)	13

Balance at March 31, 2022	$73,844	$16,646	$57,198
Losses and loss expenses incurred	6,743	1,335	5,408
Losses and loss expenses paid	(5,719)	(1,233)	(4,486)	83%
Other (incl. foreign exch. revaluation)	(776)	(175)	(601)

Balance at June 30, 2022	$74,092	$16,573	$57,519
Add net recoverable on paid losses	—	1,204	(1,204)

Balance including net recoverable on paid losses	$74,092	$17,777	$56,315

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	June 30	March 31	December 31
	2022	2022	2021
Reinsurance recoverable on paid losses and loss expenses
Active operations	$1,077	$978	$1,038
Brandywine and Other Run-off	185	190	202

Total	$1,262	$1,168	$1,240

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$15,385	$15,494	$14,965
Brandywine and Other Run-off	1,471	1,428	1,490

Total	$16,856	$16,922	$16,455

Gross reinsurance recoverable
Active operations	$16,462	$16,472	$16,003
Brandywine and Other Run-off	1,656	1,618	1,692

Total	$18,118	$18,090	$17,695

Provision for uncollectible reinsurance (1)
Active operations	$(220)	$(210)	$(190)
Brandywine and Other Run-off	(121)	(119)	(139)

Total	$(341)	$(329)	$(329)

Net reinsurance recoverable
Active operations	$16,242	$16,262	$15,813
Brandywine and Other Run-off	1,535	1,499	1,553

Total	$17,777	$17,761	$17,366

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.6 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	June 30		March 31		December 31
	2022		2022		2021
Market Value
Fixed maturities available for sale	$82,069		$89,479		$93,108
Fixed maturities held to maturity	9,333		9,888		10,647
Short-term investments	3,431		3,407		3,146

Total fixed maturities	$94,833		$102,774		$106,901

Asset Allocation by Market Value
U.S. Treasury / Agency	$3,450	4%	$3,276	3%	$3,458	3%
Corporate and asset-backed securities	36,793	38%	39,604	39%	41,264	39%
Mortgage-backed securities	18,933	20%	21,489	21%	22,292	21%
Municipal	8,338	9%	9,023	9%	9,650	9%
Non-U.S.	23,888	25%	25,975	25%	27,091	25%
Short-term investments	3,431	4%	3,407	3%	3,146	3%

Total fixed maturities	$94,833	100%	$102,774	100%	$106,901	100%

Credit Quality by Market Value
AAA	$13,946	15%	$15,029	15%	$15,364	14%
AA	30,771	32%	33,592	33%	35,179	33%
A	17,326	18%	18,821	18%	20,171	19%
BBB	15,726	17%	16,820	16%	17,362	16%
BB	8,514	9%	9,065	9%	9,084	8%
B	8,167	9%	8,983	9%	9,202	9%
Other	383	0%	464	0%	539	1%

Total fixed maturities	$94,833	100%	$102,774	100%	$106,901	100%

Cost/Amortized Cost, net
Fixed maturities available for sale	$88,438		$91,499		$90,479
Fixed maturities held to maturity	9,532		9,818		10,118
Short-term investments	3,433		3,408		3,147

Subtotal fixed maturities (1)	101,403		104,725		103,744
Equity securities	2,649		3,596		4,782
Other investments	12,168		11,947		11,169

Total investment portfolio	$116,220		$120,268		$119,695

Avg. duration of fixed maturities	4.3 years		4.2 years		4.1 years
Avg. market yield of fixed maturities	4.7%		3.4%		2.3%
Avg. credit quality	A/A		A/A		A/A
Avg. yield on invested assets (2)	3.2%		3.0%		3.1%

(1)	Net of valuation allowance for expected credit losses.
(2)	Calculated using adjusted net investment income.

Investments	Page 20

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at June 30, 2022
Agency residential mortgage-backed securities (RMBS)	$8	$15,399	$—	$—	$—	$15,407
Non-agency RMBS	366	45	68	38	5	522
Commercial mortgage-backed securities	2,567	268	154	12	3	3,004

Total mortgage-backed securities at market value	$2,941	$15,712	$222	$50	$8	$18,933

U.S. Corporate and Asset-backed Fixed Income Portfolios Market Value at June 30, 2022
	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$4,256	$755	$43	$43	$5,097
Banks	—	6	2,006	1,412	3,424
Basic Materials	—	—	96	207	303
Communications	—	177	361	1,367	1,905
Consumer, Cyclical	—	199	555	678	1,432
Consumer, Non-Cyclical	48	482	1,742	1,613	3,885
Diversified Financial Services	1	173	408	317	899
Energy	—	88	145	893	1,126
Industrial	—	11	697	805	1,513
Utilities	15	2	913	620	1,550
All Others	202	477	1,398	1,545	3,622

Total	$4,522	$2,370	$8,364	$9,500	$24,756

Market Value at June 30, 2022
		S&P Credit Rating
		Below Investment Grade
		BB	B	CCC	Total
Asset-backed		$23	$7	$1	$31
Banks		—	—	—	—
Basic Materials		303	211	8	522
Communications		794	911	44	1,749
Consumer, Cyclical		997	1,143	18	2,158
Consumer, Non-Cyclical		1,023	1,459	69	2,551
Diversified Financial Services		225	201	10	436
Energy		574	306	2	882
Industrial		561	846	39	1,446
Utilities		198	100	—	298
All Others		879	1,039	46	1,964

Total		$5,577	$6,223	$237	$12,037

Investments 2	Page 21

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2022

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Republic of Korea	$—	$949	$—	$—	$—	$949
Canada	890	—	—	—	—	890
Federative Republic of Brazil	—	—	—	—	605	605
Province of Ontario	—	—	575	—	—	575
United Mexican States	—	—	—	508	—	508
United Kingdom	—	440	—	—	—	440
Kingdom of Thailand	—	—	435	—	—	435
Socialist Republic of Vietnam	—	—	—	—	426	426
Commonwealth of Australia	410	—	1	—	—	411
Province of Quebec	—	400	—	—	—	400
Other Non-U.S. Government Securities	428	1,704	1,046	600	784	4,562

Total	$1,728	$3,493	$2,057	$1,108	$1,815	$10,201

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$41	$27	$734	$866	$438	$2,106
Canada	85	98	531	604	369	1,687
United States (1)	—	2	217	266	603	1,088
France	5	48	537	359	89	1,038
Australia	49	162	360	351	10	932
Japan	—	—	611	111	—	722
Switzerland	44	7	272	176	19	518
Germany	55	29	137	231	50	502
Netherlands	48	4	216	127	100	495
China	—	5	247	109	25	386
Other Non-U.S. Corporate Securities	255	386	907	1,468	1,197	4,213

Total	$582	$768	$4,769	$4,668	$2,900	$13,687

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	June 30, 2022	Market Value	Rating
1	Bank of America Corp	$596	A-
2	JP Morgan Chase & Co	568	A-
3	Wells Fargo & Co	487	BBB+
4	Morgan Stanley	449	A-
5	Comcast Corp	414	A-
6	Verizon Communications Inc	412	BBB+
7	AT&T Inc	387	BBB
8	Citigroup Inc	385	BBB+
9	Goldman Sachs Group Inc	366	BBB+
10	HSBC Holdings Plc	324	A-

Investments 4	Page 23

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended June 30, 2022
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed income investments (1)	$(523)	$101	$(422)	$(4,344)	$215	$(4,129)	$(4,867)	$316	$(4,551)
Public equity:
Realized gains (losses) on sales	163	(34)	129	—	—	—	163	(34)	129
Mark-to-market	(426)	81	(345)	—	—	—	(426)	81	(345)
Private equity: Mark-to-market	(130)	(14)	(144)	—	—	—	(130)	(14)	(144)

Total investment portfolio	(916)	134	(782)	(4,344)	215	(4,129)	(5,260)	349	(4,911)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	1	—	1	—	—	—	1	—	1
Foreign exchange	268	(48)	220	(777)	31	(746)	(509)	(17)	(526)
Partially-owned entities (3)	(4)	—	(4)	—	—	—	(4)	—	(4)
Other	—	—	—	5	(1)	4	5	(1)	4

Net gains (losses)	$(651)	$86	$(565)	$(5,116)	$245	$(4,871)	$(5,767)	$331	$(5,436)

(1)

The quarter includes pre-tax realized losses on fixed income derivatives of $81 million, a net increase of the valuation allowance of expected credit losses of $51 million, and impairments of $53 million for fixed maturities.

(2)	The quarter includes $144 million of gains on applicable hedges. These gains are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended June 30, 2021
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed income investments (4)	$(79)	$19	$(60)	$694	$(113)	$581	$615	$(94)	$521
Public equity:
Realized gains (losses) on sales	45	(9)	36	—	—	—	45	(9)	36
Mark-to-market	105	(23)	82	—	—	—	105	(23)	82
Private equity: Mark-to-market	736	(24)	712	—	—	—	736	(24)	712

Total investment portfolio	807	(37)	770	694	(113)	581	1,501	(150)	1,351
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(72)	—	(72)	—	—	—	(72)	—	(72)
Foreign exchange	(97)	22	(75)	308	(18)	290	211	4	215
Partially-owned entities (6)	36	(1)	35	—	—	—	36	(1)	35
Other	—	—	—	(9)	2	(7)	(9)	2	(7)

Net gains (losses)	$674	$(16)	$658	$993	$(129)	$864	$1,667	$(145)	$1,522

(4)

The quarter includes pre-tax realized losses on fixed income derivatives of $91 million, a net reduction of the valuation allowance of expected credit losses of $10 million, and impairments of $1 million for fixed maturities.

(5)	The quarter includes $64 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Six months ended June 30, 2022
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed income investments (1)	$(612)	$123	$(489)	$(8,996)	$1,027	$(7,969)	$(9,608)	$1,150	$(8,458)
Public equity:
Realized gains (losses) on sales	418	(91)	327	—	—	—	418	(91)	327
Mark-to-market	(625)	117	(508)	—	—	—	(625)	117	(508)
Private equity: Mark-to-market	180	(20)	160	—	—	—	180	(20)	160

Total investment portfolio	(639)	129	(510)	(8,996)	1,027	(7,969)	(9,635)	1,156	(8,479)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	78	—	78	—	—	—	78	—	78
Foreign exchange	343	(68)	275	(710)	35	(675)	(367)	(33)	(400)
Partially-owned entities (3)	8	—	8	—	—	—	8	—	8
Other	(74)	1	(73)	24	(5)	19	(50)	(4)	(54)

Net gains (losses)	$(284)	$62	$(222)	$(9,682)	$1,057	$(8,625)	$(9,966)	$1,119	$(8,847)

(1)

Year to date includes pre-tax realized losses on fixed income derivatives of $34 million, a net increase of the valuation allowance of expected credit losses of $63 million, and impairments of $89 million for fixed maturities.

(2)	Year to date includes $186 million of gains on applicable hedges. These gains are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Six months ended June 30, 2021
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed income investments (4)	$54	$(5)	$49	$(1,623)	$292	$(1,331)	$(1,569)	$287	$(1,282)
Public equity:
Realized gains (losses) on sales	90	(16)	74	—	—	—	90	(16)	74
Mark-to-market	427	(91)	336	—	—	—	427	(91)	336
Private equity: Mark-to-market	1,174	(38)	1,136	—	—	—	1,174	(38)	1,136

Total investment portfolio	1,745	(150)	1,595	(1,623)	292	(1,331)	122	142	264
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	203	—	203	—	—	—	203	—	203
Foreign exchange	(21)	4	(17)	330	(16)	314	309	(12)	297
Partially-owned entities (6)	55	(3)	52	—	—	—	55	(3)	52
Other	(1)	—	(1)	(37)	7	(30)	(38)	7	(31)

Net gains (losses)	$1,981	$(149)	$1,832	$(1,330)	$283	$(1,047)	$651	$134	$785

(4)

Year to date includes pre-tax realized gains on fixed income derivatives of $18 million, a net reduction of the valuation allowance of expected credit losses of $16 million, and impairments of $1 million for fixed maturities.

(5)	Year to date includes $108 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	June 30	March 31	December 31	December 31
	2022	2022	2021	2020
Financial Debt:
Total short-term debt	$1,474	$1,474	$999	$—
Total long-term debt	14,311	14,585	15,169	14,948

Total financial debt	$15,785	$16,059	$16,168	$14,948
Hybrid debt:
Total trust preferred securities	308	308	308	308

Total	$16,093	$16,367	$16,476	$15,256

Capitalization:
Shareholders’ equity	$51,667	$56,698	$59,714	$59,441
Hybrid debt	308	308	308	308
Financial debt	15,785	16,059	16,168	14,948

Total capitalization	$67,760	$73,065	$76,190	$74,697

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.4%	0.4%	0.4%
Financial debt	23.3%	22.0%	21.2%	20.0%

Total hybrid & financial debt	23.8%	22.4%	21.6%	20.4%

Note: As of June 30, 2022, there was $1.3 billion usage of credit facilities on total capacity of $3.7 billion.

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended June 30		Six months ended June 30
	2022	2021	2022	2021
Numerator
Core operating income to common shares	$1,787	$1,621	$3,427	$2,763
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(9)	(17)	(20)	(38)
Tax benefit on amortization adjustment	4	3	6	8
Cigna integration expenses, pre-tax	(3)	—	(3)	—
Tax benefit on Cigna integration expenses	1	—	1	—
Adjusted net realized gains (losses), pre-tax	(651)	674	(284)	1,981
Tax (expense) benefit on adjusted net realized gains (losses)	86	(16)	62	(149)

Net income	$1,215	$2,265	$3,189	$4,565

Rollforward of Common Shares Outstanding
Shares - beginning of period	423,675,327	449,676,959	426,572,612	450,732,625
Repurchase of shares	(5,476,300)	(11,355,400)	(10,346,200)	(14,465,400)
Shares issued, excluding option exercises	29,120	63,905	1,020,892	1,071,010
Issued for option exercises	245,940	331,749	1,226,783	1,378,978

Shares - end of period	418,474,087	438,717,213	418,474,087	438,717,213

Denominator
Weighted average shares outstanding (1)	421,624,660	445,094,678	423,703,328	447,802,079
Effect of other dilutive securities	3,793,686	2,857,242	3,982,116	2,900,440

Adj. wtd. avg. shares outstanding and assumed conversions	425,418,346	447,951,920	427,685,444	450,702,519

Basic earnings per share
Core operating income	$4.24	$3.64	$8.09	$6.17
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.01)	(0.03)	(0.03)	(0.07)
Cigna integration expenses, net of tax	(0.01)	—	(0.01)	—
Adjusted net realized gains (losses), net of tax	(1.34)	1.48	(0.52)	4.10

Net income	$2.88	$5.09	$7.53	$10.20

Diluted earnings per share
Core operating income	$4.20	$3.62	$8.01	$6.13
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.01)	(0.03)	(0.03)	(0.07)
Cigna integration expenses, net of tax	(0.01)	—	(0.01)	—
Adjusted net realized gains (losses), net of tax	(1.32)	1.47	(0.51)	4.07

Net income	$2.86	$5.06	$7.46	$10.13

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	June 30	March 31	December 31	June 30
	2022	2022	2021	2021
Shareholders’ equity	$51,667	$56,698	$59,714	$60,062
Less: goodwill and other intangible assets, net of tax	19,146	19,443	19,456	19,930

Numerator for tangible book value per share	$32,521	$37,255	$40,258	$40,132

Book value - % change over prior quarter	-8.9%	-5.1%	0.7%	1.7%
Tangible book value - % change over prior quarter	-12.7%	-7.5%	1.7%	2.4%
Denominator	418,474,087	423,675,327	426,572,612	438,717,213

Book value per common share	$123.46	$133.82	$139.99	$136.90
Tangible book value per common share	$77.71	$87.93	$94.38	$91.48
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$56,698	$59,714	$59,318	$59,076
Core operating income	1,787	1,640	1,649	1,621
Amortization of fair value adjustment of acquired invested assets and long-term debt	(5)	(9)	(12)	(14)
Cigna integration expenses	(2)	—	—	—
Adjusted net realized gains (losses) (1)	(565)	343	504	658
Net unrealized gains (losses) on investments	(4,129)	(3,840)	(630)	581
Repurchase of shares	(1,129)	(1,001)	(905)	(1,921)
Dividend declared on common shares	(348)	(340)	(342)	(352)
Cumulative translation gains (losses)	(746)	71	(432)	290
Postretirement benefit liability	4	15	434	(7)
Other (2)	102	105	130	130

	$51,667	$56,698	$59,714	$60,062

(1)	Includes net realized gains (losses) related to unconsolidated entities.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Cigna integration expense, income tax expense and adjusted net realized gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp) and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses), the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition, and Cigna integration expenses. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition. We also exclude Cigna integration expenses due to the size and complexity of this acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitate the comparison of our financial results to our historical operating results. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Cigna integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Cigna integration expenses before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt and the tax on Cigna integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses), net of tax. Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

						YTD	YTD	Full Year
	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	2022	2021	2021
Tax expense, as reported	$293	$355	$404	$218	$317	$648	$655	$1,277
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(4)	(2)	—	(3)	(3)	(6)	(8)	(11)
Less: tax benefit on Cigna integration expenses	(1)	—	—	—	—	(1)	—	—
Less: tax expense (benefit) on adjusted net realized gains (losses)	(86)	24	95	27	16	(62)	149	271

Tax expense, adjusted	$384	$333	$309	$194	$304	$717	$514	$1,017

Income before tax, as reported	$1,508	$2,329	$2,545	$2,051	$2,582	$3,837	$5,220	$9,816
Less: amortization of fair value of acquired invested assets and debt	(9)	(11)	(12)	(14)	(17)	(20)	(38)	(64)
Less: Cigna integration expenses	(3)	—	—	—	—	(3)	—	—
Less: adjusted realized gains (losses)	(513)	100	319	(11)	(36)	(413)	852	1,160
Less: realized gains (losses) related to unconsolidated entities	(138)	267	280	725	710	129	1,129	2,134

Core operating income before tax	$2,171	$1,973	$1,958	$1,351	$1,925	$4,144	$3,277	$6,586

Effective tax rate	19.4%	15.2%	15.9%	10.7%	12.3%	16.9%	12.5%	13.0%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.1%	0.0%	-0.1%	0.1%	0.0%	0.1%	0.1%	0.0%
Adjustment for tax impact of Cigna integration expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	-1.8%	1.7%	-0.1%	3.6%	3.5%	0.3%	3.1%	2.4%

Core operating effective tax rate	17.7%	16.9%	15.7%	14.4%	15.8%	17.3%	15.7%	15.4%

Core operating income

The following table presents the reconciliation of Net income to Core operating income:
						YTD	YTD	Full Year
	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	2022	2021	2021
Net income, as reported	$1,215	$1,974	$2,141	$1,833	$2,265	$3,189	$4,565	$8,539
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(9)	(11)	(12)	(14)	(17)	(20)	(38)	(64)
Tax benefit on amortization adjustment	4	2	—	3	3	6	8	11
Cigna integration expenses, pre-tax	(3)	—	—	—	—	(3)	—	—
Tax benefit on Cigna integration expenses	1	—	—	—	—	1	—	—
Adjusted realized gains (losses), pre-tax	(513)	100	319	(11)	(36)	(413)	852	1,160
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	(138)	267	280	725	710	129	1,129	2,134
Tax (expense) benefit on adjusted net realized gains (losses)	86	(24)	(95)	(27)	(16)	62	(149)	(271)

Core operating income	$1,787	$1,640	$1,649	$1,157	$1,621	$3,427	$2,763	$5,569

Catastrophe losses - after-tax	$241	$290	$245	$943	$226	$531	$796	$1,984
Favorable prior period development (PPD) - after-tax	$(205)	$(195)	$(149)	$(227)	$(224)	$(400)	$(380)	$(756)
Core operating income per share	$4.20	$3.82	$3.81	$2.64	$3.62	$8.01	$6.13	$12.56
Impact of Cats on Core operating income per share - Unfavorable	$(0.56)	$(0.67)	$(0.57)	$(2.15)	$(0.50)	$(1.24)	$(1.77)	$(4.48)
Impact of PPD on Core operating income per share - Favorable	$0.48	$0.45	$0.35	$0.52	$0.50	$0.93	$0.85	$1.70
Impact of Cats and PPD on Core operating income per share - Unfavorable	$(0.08)	$(0.22)	$(0.22)	$(1.63)	$—	$(0.31)	$(0.92)	$(2.78)

(1)   Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

P&C Underwriting income and P&C CAY underwriting income ex Cats

The following table presents the reconciliation of Net income to P&C CAY underwriting income ex Cats:

						YTD	YTD	Full Year
	2Q-22	1Q-22	4Q-21	3Q-21	2Q-21	2022	2021	2021
Net income, as reported	$1,215	$1,974	$2,141	$1,833	$2,265	$3,189	$4,565	$8,539
Less: Income tax expense	(293)	(355)	(404)	(218)	(317)	(648)	(655)	(1,277)
Amortization expense of purchased intangibles	(71)	(71)	(71)	(71)	(73)	(142)	(145)	(287)
Other income (expense)	(101)	310	335	763	777	209	1,267	2,365
Interest expense	(134)	(132)	(126)	(122)	(122)	(266)	(244)	(492)
Net investment income	888	822	843	866	884	1,710	1,747	3,456
Net realized gains (losses)	(504)	101	319	(21)	(33)	(403)	854	1,152
Cigna integration expenses	(3)	—	—	—	—	(3)	—	—
Life Insurance underlying income (loss) (1)	1	17	(21)	9	(39)	18	(70)	(82)
Add: Realized gains (losses) on crop derivatives	9	1	—	(10)	3	10	2	(8)

P&C underwriting income	$1,441	$1,283	$1,266	$617	$1,191	$2,724	$1,813	$3,696
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	291	333	275	1,146	280	624	980	2,401
Favorable prior period development (PPD) - pre-tax	(247)	(240)	(145)	(321)	(268)	(487)	(460)	(926)

P&C CAY underwriting income ex Cats	$1,485	$1,376	$1,396	$1,442	$1,203	$2,861	$2,333	$5,171

(1)

Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments that are heavily influenced by available market opportunities. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

			YTD	YTD	Full Year
	2Q-22	2Q-21	2022	2021	2021
Net income	$1,215	$2,265	$3,189	$4,565	$8,539
Core operating income	$1,787	$1,621	$3,427	$2,763	$5,569
Equity - beginning of period, as reported	$56,698	$59,076	$59,714	$59,441	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	(1,584)	2,761	2,256	4,673	4,673

Equity - beginning of period, as adjusted	$58,282	$56,315	$57,458	$54,768	$54,768

Less: goodwill and other intangible assets, net of tax	19,443	19,881	19,456	19,916	19,916

Equity - beginning of period, as adjusted ex goodwill and other intangible assets	$38,839	$36,434	$38,002	$34,852	$34,852

Equity - end of period, as reported	$51,667	$60,062	$51,667	$60,062	$59,714
Less: unrealized gains (losses) on investments, net of deferred tax	(5,713)	3,342	(5,713)	3,342	2,256

Equity - end of period, as adjusted	$57,380	$56,720	$57,380	$56,720	$57,458

Less: goodwill and other intangible assets, net of tax	19,146	19,930	19,146	19,930	19,456

Equity - end of period, as adjusted ex goodwill and other intangible assets	$38,234	$36,790	$38,234	$36,790	$38,002

Weighted average equity, as reported	$54,183	$59,569	$55,691	$59,752	$59,578
Weighted average equity, as adjusted	$57,831	$56,518	$57,419	$55,744	$56,113
Weighted average equity, as adjusted ex goodwill and other intangible assets	$38,537	$36,613	$38,118	$35,821	$36,427
ROE	9.0%	15.2%	11.5%	15.3%	14.3%
Core operating ROTE	18.6%	17.7%	18.0%	15.4%	15.3%
Core operating ROE	12.4%	11.5%	11.9%	9.9%	9.9%
Private equities realized gains (losses), after-tax (1)	$(144)	$712	$160	$1,136	$2,053
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	-1.0 pt	5.0 pts	0.6 pts	4.1 pts	3.7 pts

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
	June 30	March 31	December 31	QTD	YTD
	2022	2022	2021	% Change	% Change
Book value	$51,667	$56,698	$59,714
Less: unrealized gains (losses) on investments, net of deferred tax	(5,713)	(1,584)	2,256

Book value excluding mark-to-market	57,380	58,282	57,458
Less: goodwill and other intangible assets, net of tax	19,146	19,443	19,456

Tangible book value excluding mark-to-market	$38,234	$38,839	$38,002

Book value	$51,667	$56,698	$59,714
Less: AOCI	(8,275)	(3,404)	350

Book value excluding AOCI	59,942	60,102	59,364
Tangible book value	32,521	37,255	40,258
Less: Tangible AOCI	(7,363)	(2,736)	1,078

Tangible book value excluding tangible AOCI	$39,884	$39,991	$39,180

Denominator	418,474,087	423,675,327	426,572,612

Book value per share excluding mark-to-market	$137.12	$137.56	$134.70	-0.3%	1.8%
Tangible book value per share excluding mark-to-market	$91.37	$91.67	$89.09	-0.3%	2.6%
Book value per share excluding AOCI	$143.24	$141.86	$139.16	1.0%	2.9%
Tangible book value per share excluding AOCI	$95.31	$94.39	$91.85	1.0%	3.8%

(1)	We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
Q2 2022		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,446	$773	$487	$1,224	$139	$191	$5,260
Realized (gains) losses on crop derivatives		—	—	(9)	—	—	—	(9)

Adjusted losses and loss expenses	A	$2,446	$773	$478	$1,224	$139	$191	$5,251

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(124)	(95)	(21)	(49)	(2)	—	(291)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	—	—	—

Catastrophe losses, gross of related adjustments		(124)	(95)	(21)	(49)	(2)	—	(291)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		287	3	—	173	(25)	(191)	247
Net premiums earned adjustments on PPD - unfavorable (favorable)		3	—	—	—	—	—	3
Expense adjustments - unfavorable (favorable)		(1)	—	—	—	—	—	(1)
PPD reinstatement premiums - unfavorable (favorable)		—	—	—	—	(3)	—	(3)

PPD, gross of related adjustments - favorable (unfavorable)		289	3	—	173	(28)	(191)	246

CAY loss and loss expense ex Cats	B	$2,611	$681	$457	$1,348	$109	$—	$5,206

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$822	$331	$33	$975	$67	$90	$2,318
Expense adjustments - favorable (unfavorable)		1	—	—	—	—	—	1

Policy acquisition costs and administrative expenses, adjusted	D	$823	$331	$33	$975	$67	$90	$2,319

Denominator
Net premiums earned	E	$4,248	$1,271	$573	$2,696	$222		$9,010
Net premiums earned adjustments on PPD - unfavorable (favorable)		3	—	—	—	—		3
PPD reinstatement premiums - unfavorable (favorable)		—	—	—	—	(3)		(3)

Net premiums earned excluding adjustments	F	$4,251	$1,271	$573	$2,696	$219		$9,010

P&C combined ratio
Loss and loss expense ratio	A/E	57.6%	60.8%	83.3%	45.4%	62.6%		58.3%
Policy acquisition cost and administrative expense ratio	C/E	19.3%	26.1%	5.8%	36.2%	30.2%		25.7%

P&C combined ratio		76.9%	86.9%	89.1%	81.6%	92.8%		84.0%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.4%	53.6%	79.6%	50.0%	49.7%		57.8%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.4%	26.1%	5.8%	36.2%	30.7%		25.7%

CAY P&C combined ratio ex Cats		80.8%	79.7%	85.4%	86.2%	80.4%		83.5%

Combined ratio
Combined ratio								84.1%
Add: impact of gains and losses on crop derivatives								-0.1%

P&C combined ratio								84.0%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
YTD 2022		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$4,943	$1,486	$396	$2,613	$254	$201	$9,893
Realized (gains) losses on crop derivatives		—	—	(10)	—	—	—	(10)

Adjusted losses and loss expenses	A	$4,943	$1,486	$386	$2,613	$254	$201	$9,883

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(205)	(195)	(21)	(200)	(3)	—	(624)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	—	—	—

Catastrophe losses, gross of related adjustments		(205)	(195)	(21)	(200)	(3)	—	(624)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		395	54	26	233	(22)	(199)	487
Net premiums earned adjustments on PPD - unfavorable (favorable)		3	—	159	—	—	—	162
Expense adjustments - unfavorable (favorable)		5	—	(1)	—	—	—	4
PPD reinstatement premiums - unfavorable (favorable)		—	—	—	—	(2)	—	(2)

PPD, gross of related adjustments - favorable (unfavorable)		403	54	184	233	(24)	(199)	651

CAY loss and loss expense ex Cats	B	$5,141	$1,345	$549	$2,646	$227	$2	$9,910

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,660	$660	$44	$1,923	$138	$173	$4,598
Expense adjustments - favorable (unfavorable)		(5)	—	1	—	—	—	(4)

Policy acquisition costs and administrative expenses, adjusted	D	$1,655	$660	$45	$1,923	$138	$173	$4,594

Denominator
Net premiums earned	E	$8,362	$2,518	$544	$5,324	$457		$17,205
Net premiums earned adjustments on PPD - unfavorable (favorable)		3	—	159	—	—		162
PPD reinstatement premiums - unfavorable (favorable)		—	—	—	—	(2)		(2)

Net premiums earned excluding adjustments	F	$8,365	$2,518	$703	$5,324	$455		$17,365

P&C combined ratio
Loss and loss expense ratio	A/E	59.1%	59.0%	70.9%	49.1%	55.5%		57.4%
Policy acquisition cost and administrative expense ratio	C/E	19.9%	26.2%	8.1%	36.1%	30.2%		26.8%

P&C combined ratio		79.0%	85.2%	79.0%	85.2%	85.7%		84.2%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.5%	53.4%	77.9%	49.7%	49.8%		57.1%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.7%	26.3%	6.4%	36.1%	30.3%		26.4%

CAY P&C combined ratio ex Cats		81.2%	79.7%	84.3%	85.8%	80.1%		83.5%

Combined ratio
Combined ratio								84.3%
Add: impact of gains and losses on crop derivatives								-0.1%

P&C combined ratio								84.2%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
Q2 2021		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,426	$676	$334	$1,186	$110	$89	$4,821
Realized (gains) losses on crop derivatives		—	—	(3)	—	—	—	(3)

Adjusted losses and loss expenses	A	$2,426	$676	$331	$1,186	$110	$89	$4,818

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(165)	(61)	(4)	(40)	(10)	—	(280)
Reinstatement premiums collected (expensed) on catastrophe losses		—	7	—	—	1	—	8

Catastrophe losses, gross of related adjustments		(165)	(68)	(4)	(40)	(11)	—	(288)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		156	44	—	156	—	(88)	268
Net premiums earned adjustments on PPD - unfavorable (favorable)		11	—	—	—	—	—	11
PPD reinstatement premiums - unfavorable (favorable)		6	1	—	7	(2)	—	12

PPD, gross of related adjustments - favorable (unfavorable)		173	45	—	163	(2)	(88)	291

CAY loss and loss expense ex Cats	B	$2,434	$653	$327	$1,309	$97	$1	$4,821

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$734	$312	$30	$978	$57	$88	$2,199
Expense adjustments - favorable (unfavorable)		—	—	—	—	—	—	—

Policy acquisition costs and administrative expenses, adjusted	D	$734	$312	$30	$978	$57	$88	$2,199

Denominator
Net premiums earned	E	$3,803	$1,224	$410	$2,579	$192		$8,208
Reinstatement premiums (collected) expensed on catastrophe losses		—	(7)	—	—	(1)		(8)
Net premiums earned adjustments on PPD - unfavorable (favorable)		11	—	—	—	—		11
PPD reinstatement premiums - unfavorable (favorable)		6	1	—	7	(2)		12

Net premiums earned excluding adjustments	F	$3,820	$1,218	$410	$2,586	$189		$8,223

P&C combined ratio
Loss and loss expense ratio	A/E	63.8%	55.2%	80.7%	46.0%	56.8%		58.7%
Policy acquisition cost and administrative expense ratio	C/E	19.3%	25.5%	7.4%	37.9%	29.8%		26.8%

P&C combined ratio		83.1%	80.7%	88.1%	83.9%	86.6%		85.5%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.7%	53.6%	79.7%	50.6%	50.9%		58.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.2%	25.6%	7.4%	37.8%	30.3%		26.8%

CAY P&C combined ratio ex Cats		82.9%	79.2%	87.1%	88.4%	81.2%		85.4%

Combined ratio
Combined ratio								85.5%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								85.5%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
YTD 2021		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$4,986	$1,495	$418	$2,449	$230	$98	$9,676
Realized (gains) losses on crop derivatives		—	—	(2)	—	—	—	(2)

Adjusted losses and loss expenses	A	$4,986	$1,495	$416	$2,449	$230	$98	$9,674

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(527)	(301)	(12)	(90)	(50)	—	(980)
Reinstatement premiums collected (expensed) on catastrophe losses		—	(16)	—	—	6	—	(10)

Catastrophe losses, gross of related adjustments		(527)	(285)	(12)	(90)	(56)	—	(970)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		283	84	2	181	7	(97)	460
Net premiums earned adjustments on PPD - unfavorable (favorable)		11	—	(2)	—	—	—	9
Expense adjustments - unfavorable (favorable)		3	—	—	—	—	—	3
PPD reinstatement premiums - unfavorable (favorable)		6	1	—	7	1	—	15

PPD, gross of related adjustments - favorable (unfavorable)		303	85	—	188	8	(97)	487

CAY loss and loss expense ex Cats	B	$4,762	$1,295	$404	$2,547	$182	$1	$9,191

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,502	$619	$45	$1,912	$110	$159	$4,347
Expense adjustments - favorable (unfavorable)		(3)	—	—	—	—	—	(3)

Policy acquisition costs and administrative expenses, adjusted	D	$1,499	$619	$45	$1,912	$110	$159	$4,344

Denominator
Net premiums earned	E	$7,477	$2,408	$520	$5,057	$372		$15,834
Reinstatement premiums (collected) expensed on catastrophe losses		—	16	—	—	(6)		10
Net premiums earned adjustments on PPD - unfavorable (favorable)		11	—	(2)	—	—		9
PPD reinstatement premiums - unfavorable (favorable)		6	1	—	7	1		15

Net premiums earned excluding adjustments	F	$7,494	$2,425	$518	$5,064	$367		$15,868

P&C combined ratio
Loss and loss expense ratio	A/E	66.7%	62.1%	80.0%	48.4%	61.7%		61.1%
Policy acquisition cost and administrative expense ratio	C/E	20.1%	25.7%	8.7%	37.8%	29.6%		27.5%

P&C combined ratio		86.8%	87.8%	88.7%	86.2%	91.3%		88.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.6%	53.4%	77.9%	50.3%	49.6%		57.9%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.0%	25.5%	8.7%	37.8%	30.0%		27.4%

CAY P&C combined ratio ex Cats		83.6%	78.9%	86.6%	88.1%	79.6%		85.3%

Combined ratio
Combined ratio								88.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								88.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Cigna integration expenses: Cigna integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Commercial P&C lines includes Commercial P&C, Agriculture and Reinsurance lines of business.

Consumer P&C lines includes Personal and Global accident and health (A&H) lines of business.

NM: Not meaningful.

Glossary	Page 36